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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 11, 2003
                            (Date of report; date of
                            earliest event reported)


                       COMMISSION FILE NUMBER: 333-105077


                         CAPITAL AUTO RECEIVABLES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                     38-3082892
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                      Identification No.)


                    C/O GENERAL MOTORS ACCEPTANCE CORPORATION
                             200 RENAISSANCE CENTER
                         P.O. BOX 200 DETROIT, MICHIGAN
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)






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ITEM 7.  EXHIBITS

4.1 Indenture between Capital Auto Receivables Asset Trust 2003-2 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of June 11, 2003

4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of
June 11, 2003

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2003-2, as the Issuer, dated as of June 11, 2003

99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of June 11, 2003

99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2003-2 and Deutsche Bank AG, New York Branch dated as of June
11, 2003

99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Deutsche Bank AG, New York Branch and Capital Auto Receivables Asset Trust 2003-2 Re: Class A-2b Notes, dated as of June 11, 2003

99.6 Letter Agreement to confirm terms and conditions of the Swap Transaction between Deutsche Bank AG, New York Branch and Capital Auto Receivables Asset Trust 2003-2 Re: Class A-3b Notes, dated as of June 11, 2003

99.7 Letter Agreement to confirm terms and conditions of the Swap Transaction between Deutsche Bank AG, New York Branch and Capital Auto Receivables Asset Trust 2003-2 Re: Class A-4b Notes, dated as of June 11, 2003

99.8 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2003-2, General Motors Acceptance Corporation and Deutsche Bank AG, New York Branch dated as of June 11, 2003

99.9 Swap Counterparty Rights Agreement among Deutsche Bank AG, New York Branch, Capital Auto Receivables Asset Trust 2003-2, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and Bank One, National Association dated as of June 11, 2003

99.10 Administration Agreement among Capital Auto Receivables Asset Trust 2003-2, General Motors Acceptance Corporation and Bank One, National Association dated as of June 11, 2003

99.11 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of June 11, 2003

99.12 Letter Agreement to confirm terms and conditions of the Swap Transaction between Deutsche Bank AG, New York Branch and Capital Auto Receivables Asset Trust 2003-2 Re: Certificates, dated as of June 11, 2003









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CAPITAL AUTO RECEIVABLES, INC.
                                           ------------------------------
                                           (Registrant)


Dated:     June 24, 2003                   /s/  William F. Muir
           -------------                   ------------------------------------
                                           William F. Muir
                                           Chairman of the Board



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                                 EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION

4.1 Indenture between Capital Auto Receivables Asset Trust 2003-2 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of June 11, 2003

4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of June 11, 2003

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2003-2, as the Issuer, dated as of June 11, 2003

99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of June 11, 2003

99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2003-2 and Deutsche Bank AG, New York Branch dated as of June 11, 2003

99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Deutsche Bank AG, New York Branch and Capital Auto Receivables Asset Trust 2003-2 Re: Class A-2b Notes, dated as of June 11, 2003

99.6 Letter Agreement to confirm terms and conditions of the Swap Transaction between Deutsche Bank AG, New York Branch and Capital Auto Receivables Asset Trust 2003-2 Re: Class A-3b Notes, dated as of June 11, 2003

99.7 Letter Agreement to confirm terms and conditions of the Swap Transaction between Deutsche Bank AG, New York Branch and Capital Auto Receivables Asset Trust 2003-2 Re: Class A-4b Notes, dated as of June 11, 2003

99.8 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2003-2, General Motors Acceptance Corporation and Deutsche Bank AG, New York Branch dated as of June 11, 2003

99.9 Swap Counterparty Rights Agreement among Deutsche Bank AG, New York Branch, Capital Auto Receivables Asset Trust 2003-2, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and Bank One, National Association dated as of June 11, 2003

99.10 Administration Agreement among Capital Auto Receivables Asset Trust 2003-2, General Motors Acceptance Corporation and Bank One, National Association dated as of June 11, 2003

99.11 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of June 11, 2003

99.12 Letter Agreement to confirm terms and conditions of the Swap Transaction between Deutsche Bank AG, New York Branch and Capital Auto Receivables Asset Trust 2003-2 Re: Certificates, dated as of June 11, 2003